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                                                                   EXHIBIT 10.12
                          SECOND AMENDED AND RESTATED
                             REGISTRATION AGREEMENT


  This Second Amended and Restated Registration Agreement (this "Agreement") dated as of September 30, 1997, is among Intrepid Food Holdings, Inc., a Delaware corporation (the "Corporation"), the individuals and entities identified in Schedule 1 hereto (the "First Investors"), the individuals and entities identified in Schedule 2 hereto (the "Second Investors;" the First Investors and the Second Investors are collectively referred to herein as the "Investors") and George J. Mateljan, Jr. ("Mateljan").


                                    RECITALS

  A. The Corporation and the Investors are parties to that certain Registration Agreement, dated as of January 28, 1997 (the "Original Registration Agreement").

  B. The Corporation and the Investors deem it desirable to amend and restate the Original Registration Agreement.


                                   AGREEMENTS

  In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. DEFINITIONS. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

   "COMMISSION" means the Securities and Exchange Commission.

   "COMMON SHARES" means shares of Common Stock.

   "COMMON STOCK" means the Common Stock of the Corporation.

   "HOLDERS" means the holders of Registrable Shares who are parties to this Agreement or successors or assigns or subsequent holders contemplated by
Section 13 hereof.

   "MATELJAN OPTION AGREEMENT" means that certain Option Agreement dated as of September 30, 1997 by and between the Corporation and George J. Mateljan, Jr.

   "1995 PURCHASE AGREEMENT" means that certain Common Stock Purchase Agreement, dated as of October 2, 1995, between the Corporation, Frontenac VI Limited Partnership and William R. Voss.

   "PERSON" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.
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   "PREFERRED SHARES" means shares of the Series A Preferred Stock of the
Corporation.

   "PURCHASE AGREEMENT" means that certain Stock Purchase Agreement, dated as of April 15, 1996, between the Corporation and the First Investors.

   "REGISTRABLE SHARES" means, at any time, (a) any shares of Common Stock issued pursuant to (i) the 1995 Purchase Agreement, (ii) the Voss Option Agreement, (iii) the Purchase Agreement, (iv) the Management Purchase Agreement, (iv) the Second Purchase Agreement or (v) the Mateljan Option Agreement, or (b) any shares of Common Stock issued as, or issued or issuable directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of such shares; provided, however, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares (by conversion, exercise or otherwise), whether or not such acquisition has actually been effected.

   "REGISTRATION" means any Long-Form Registration or Short-Form Registration.

   "REGISTRATION EXPENSES" has the meaning ascribed to it in Section 6 of this Agreement.

   "SECURITIES ACT" means the Securities Act of 1933, as amended.

   "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

   "SUBSIDIARY" means any Person of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

   "VOSS OPTION AGREEMENT" means that certain Amended and Restated Management Option Agreement dated January 28, 1997 by and between the Corporation and William R. Voss.

  2. DEMAND REGISTRATIONS.

   (A) REQUESTS FOR REGISTRATION. The Holder or Holders of at least two-thirds of the Registrable Shares may request at any time registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or S-2 or any similar long-form registration ("Long-Form Registration"), provided that, in the case of any such Long-Form Registration, the aggregate offering value of all Registrable Shares requested to be included in such registration pursuant to this Section 2(a) must be reasonably expected to equal at least $5,000,000. In addition, subject to Section 2(c), any Holder may request registration under the Securities Act of all or part of such Holder's Registrable Shares on Form S-3 or any similar short-form registration ("Short-Form Registration"), if available, provided that, in the case of any such Short-Form Registration, the aggregate offering value of the Registrable Shares requested to be included in such registration pursuant to this Section 2(a) must be reasonably expected to equal at least $1,000,000. Within ten days after receipt of any request pursuant to this Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Corporation has received





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written requests for inclusion therein within 21 days after the Corporation's notice has been given. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations."

   (B) LONG-FORM REGISTRATIONS. The Holder or Holders of at least two-thirds of the Registrable Shares may request, subject to the minimum dollar amounts with respect to such Registration set forth in Section 2(a), and the Corporation will pay all Registration Expenses for, a maximum of two Long-Form Registrations. A registration will not count as one of those two Long-Form Registrations until it has become effective and will not count as one of those two Long-Form Registrations unless the Holders of Registrable Shares requested to be included in such a Long-Form Registration are able to register and sell at least 75% of the Registrable Shares requested to be included in such registration; provided, however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration requested hereunder.

   (C) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations that may be requested pursuant to Section 2(a) and 2(b), any Holder of Registrable Shares will be entitled to request, subject to the minimum dollar amounts with respect to such Registration set forth in Section 2(a), an unlimited number of Short-Form Registrations for which the Corporation will pay all Registration Expenses, whether or not such registration becomes effective. Once the Corporation has become subject to the reporting requirements of the Securities Exchange Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Shares. If the Short-Form Registration is to be an underwritten public offering, and if the underwriter for marketing or other reasons requests the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Corporation will provide such information for inclusion by the underwriter in the Short-Form Registration.

   (D) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of Registrable Shares and other securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the respective Holders of Registrable Shares on the basis of the number of Registrable Shares owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such Holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

   (E) RESTRICTIONS ON REGISTRATIONS. The Corporation will not be obligated to effect any Registration within six months after the effective date of a previous Registration. The Corporation may postpone for a reasonable period not to exceed 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Corporation determines reasonably and in good faith that such filing would require a disclosure of a material fact that would have a material adverse effect on the Corporation or any plan by the Corporation or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.





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  3. PIGGYBACK REGISTRATIONS.

   (A) RIGHT TO PIGGYBACK. Whenever securities of the Corporation are to be registered under the Securities Act (other than pursuant to a Demand Registration and other than pursuant to a registration statement on Form S-4 or Form S-8) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (and in any event within five business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 21 days after the Corporation's notice has been given.

   (B) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such offering in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such holder has requested the registration of less than all the Registrable Shares such Person is entitled to register, and (iii) third, other securities requested to be included in such registration.

   (C) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration the Registrable Shares requested to be included in such registration and the securities requested to be included therein by the holders of the Corporation's securities requesting such registration (all such Registrable Shares and other securities requesting such registration being collectively referred to as the "Secondary Shares") which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the holders of such Secondary Shares on the basis of the number of Secondary Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Secondary Shares if any such holder of Secondary Shares has requested the registration of less than all such Secondary Shares such Person is entitled to register.

   (D) OTHER REGISTRATIONS. If the Corporation has previously filed a registration statement which includes Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such previous registration.

   (E) LIMITATIONS ON REGISTRATIONS. The Corporation shall not register any of its securities for sale for its own account (other than securities issued to employees of the Corporation under





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an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

  4. HOLDBACK AGREEMENTS.

   (A) Each of the Holders of Registrable Shares agrees not to effect any public sale of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

   (B) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-8), unless the underwriters managing the registered public offering otherwise agree, (ii) to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree and (iii) if requested by the underwriters managing the registered public offering, to use its best efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

   (C) Nothing herein shall prevent a Holder that is a partnership from making a distribution of Registrable Shares to its partners, a Holder that is a trust from making a distribution of Registrable Shares to its beneficiaries or a Holder that is a corporation from making a distribution of Registrable Shares to its shareholders, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

 5. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

   (A) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

   (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to





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the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, but in no event for a period in excess of nine months;

   (C) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

   (D) use its best efforts to register or qualify such Registrable Shares under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

   (E) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed, or if no similar securities issued by the Corporation are then listed on a securities exchange, a securities exchange (including The Nasdaq Market) selected by the Corporation and reasonably acceptable to the Holder or Holders of a majority of such Registrable Shares;

   (F) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

   (G) enter into such customary agreements (including underwriting agreements) and take all such other actions as the Holder or Holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares);

   (H) make available for inspection by each seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

   (I) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

   (J) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;





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   (K)   prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

   (L) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

   (M) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares; and

   (N) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of such Registrable Shares, covering such matters as such underwriters and sellers may reasonably request.

  6. REGISTRATION EXPENSES.

   (A) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

   (B) In connection with any Registration in which Registrable Shares are included, the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the Holders of a majority of such Registrable Shares.





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  7. INDEMNIFICATION.

   (A) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the prospectus or any amendments or supplements thereto. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

   (B) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

   (C) Any Person entitled to indemnification hereunder will (i) use reasonable efforts to give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.





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   (D)   The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

  8. COMPLIANCE WITH RULE 144 AND RULE 144A. At any time and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under Section 13 or Section 15(d) of the Securities Exchange Act, then at the request of any Holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available to the public and such Holders such information as will enable such Holders to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or Section 15(d) of the Securities Exchange Act, the Corporation will provide to any Holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144A promulgated by the Commission, the information described in Rule 144A(d)(4) promulgated by the Commission.

  9. UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Corporation will have the right to select the managing underwriters to administer any offering of the Corporation's securities, subject to the prior approval of the Holders of a majority of the Registrable Shares, which approval shall not be unreasonably withheld.

  10. ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, but not limited to, effecting a stock split or a combination of shares).

  11. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

  12. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Holders of at least two-thirds of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Corporation. Each Holder acknowledges that by operation of this paragraph the Holders of at least two-thirds of the Registrable Securities, acting in conjunction with the Corporation, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.





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  13.  SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.

  14. OTHER REGISTRATION RIGHTS. Except for the registration rights granted hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of a majority of the Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares without the written consent of the Holder or Holders of a majority of the Registrable Shares to be included in such registration.

  15. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

  16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

  17. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

  18. NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

  If to the initial Holders of the Registrable Shares, to the addresses set forth on Schedule 1 and Schedule 2 hereto.

  If to the Holders of Registrable Shares other than the initial Holders of the Registrable Shares, to the addresses set forth on the stock record books of the Corporation.

  If to Mateljan, to the address set forth beneath his signature hereto.

  If to the Corporation, to:

   Intrepid Food Holdings, Inc.
   135 South LaSalle Street
   Suite 3800
   Chicago, Illinois  60602
   Attention: President


  19. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

  20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

                  [Remainder of page intentionally left blank.
                            Signature page follows.]

   This Second Amended and Restated Registration Agreement was executed as of the date first set forth above.


                                                INTREPID FOOD HOLDINGS, INC.



                                                By:  /S/ William R. Voss
                                                   -----------------------------
                                                Its:  President
                                                    ----------------------------



                                                FRONTENAC VI LIMITED PARTNERSHIP

                                                By:      Frontenac Company
                                                         Its: General Partner



                                                By:  /S/ R.S. McEniry
                                                   -----------------------------
                                                               a partner


                                                STATE OF WISCONSIN INVESTMENT
                                                BOARD


                                                By:  /S/ Jon Vanderploeg
                                                   -----------------------------
                                                Its:  Portfolio manager
                                                    ----------------------------



                                                  /S/ Willim R. Voss
                                                --------------------------------
                                                William R. Voss


                                                  /S/ Timothy J. Healy
                                                --------------------------------
                                                Timothy J. Healy


                                                  /S/ Chance Bahadur
                                                --------------------------------
                                                Chance Bahadur


                                                  /S/ Mark Smith
                                                --------------------------------
                                                Mark Smith

                                                  /S/ George J. Mateljan, Jr.
                                                --------------------------------
                                                George J. Mateljan, Jr.

                                                Address:

                                                c/o John A. Calfas, Esq.
                                                Suite 1920
                                                11601 Wilshire Boulevard
                                                Los Angeles, California   90025